Exhibit 10.19

SCHEDULE OF NAMED EXECUTIVE OFFICERS WHO HAVE ENTERED INTO THE FORM OF INDEMNIFICATION AGREEMENT AS SET FORTH IN EXHIBIT 10.18
NAME
Carlos M. Cardoso
Peter A. Dragich
Martha Fusco
Steven R. Hanna
John H. Jacko, Jr.
Donald A. Nolan
Frank P. Simpkins